                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14 (c) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X] Preliminary Information Statement        [ ] Confidential, for Use of
                                                 Commission Only
                                                 [as permitted by Rule 14a-6(e)
                                                 (2)]
[ ] Definitive Information Statement


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                      AEGON/TRANSAMERICA SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

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Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)       Title of each class of securities to which transaction applies:

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2)       Aggregate number of securities to which transaction applies:


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3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)       Proposed maximum aggregate value of transaction:

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5)       Total fee paid:


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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:


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2)       Form, Schedule or Registration Statement No.:


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3)       Filing Party:


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4)       Date Filed:

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                    INFORMATION STATEMENT DATED JULY 28, 2004
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                     ON BEHALF OF J.P. MORGAN MID CAP VALUE

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY

         This information statement is being furnished to the Policyowners invested in J.P. Morgan Mid Cap Value (the "Portfolio") of AEGON/Transamerica Series Fund, Inc. ("ATSF" or the "Fund"), to provide information regarding the approval by the Board of Directors (referred to herein as the "Board" or "Directors") of a new sub-advisory agreement (the "Sub-Advisory Agreement") on behalf of the Portfolio, dated May 1, 2004, between AEGON/Transamerica Fund Advisers, Inc. ("ATFA" or "Investment Adviser") and J.P. Morgan Investment Management Inc. ("J.P. Morgan" or "Sub-Adviser"), a copy of which is attached hereto as Exhibit A.

         This information statement is provided in lieu of a proxy statement to shareholders of record as of July 20, 2004, pursuant to the terms of an exemptive order (the "Order") issued by the U.S. Securities and Exchange Commission ("SEC") on August 5, 1998. The Order permits ATFA to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Directors who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of those parties ("Independent Directors"), without obtaining shareholder approval. This information statement will be mailed on or about July 28, 2004.

         As a matter of regulatory compliance, we are sending you this information statement, which describes the management structure of the Portfolio, and the terms of the Sub-Advisory Agreement with J.P. Morgan, which the Directors of the Fund have approved, and is included as Exhibit A to this information statement.

         ATSF, a series mutual fund consisting of several separate investment portfolios, is an open-end management investment company registered under the 1940 Act, and is organized as a Maryland corporation. The Fund's principal executive office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

                               GENERAL INFORMATION

         The Board of Directors of the Fund voted not to continue the sub-advisory agreements with The Dreyfus Corporation ("Dreyfus") on behalf of the Portfolio; Dreyfus was provided due pursuant to paragraph 12 of the prior sub-advisory agreement with respect to its service to the Portfolio. The change of sub-adviser took place effective at the close of business on April 30, 2004. At a quarterly Board meeting on December 2, 2003, a majority of the Directors, including a majority of the Independent Directors, upon Management's recommendation, selected J.P. Morgan as a comparable investment manager to serve as sub-adviser to the Portfolio. ATFA and J.P. Morgan entered into the Sub-Advisory Agreement on May 1, 2004. The terms and conditions of the Sub-Advisory Agreement are substantially identical to the terms and conditions of the predecessor agreement between ATFA and Dreyfus, except for the date and the initial term for a period of two years, and except that the sub-advisory fees will be 0.40% of the Portfolio's average daily net assets, which reflects a decrease in fees. See "Terms of the Sub-Advisory Agreement" below.

         J.P. Morgan provides an investment style similar to that of Dreyfus with a comparable risk/reward ratio. There can be no assurance that the Portfolio's performance will be the same or comparable to its performance when it was managed by Dreyfus. The Board and Management determined that hiring J.P. Morgan may attract new assets and serve in the best interests of Policyowners. See "Board Consideration of the Sub-Advisory Agreement" below.

         Section 15 of the 1940 Act requires that a majority of the Portfolio's outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, ATFA, on behalf of the Fund and any future open-end management investment company managed by ATFA, may enter into sub-advisory agreements with non-affiliated entities on behalf of certain portfolios without receiving prior shareholder approval. On December 15, 1998, shareholders of the Portfolio authorized the Investment Adviser to enter into new sub-advisory agreements without shareholder approval. Therefore, execution and implementation of the Sub-Advisory Agreement does not require shareholder consent.

         The Portfolio will pay for the costs associated with preparing and distributing this information statement to its respective Policyowners. This information statement will be mailed on or about July 28, 2004.

                             THE INVESTMENT ADVISER

         ATFA serves as the Investment Adviser to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") dated as of January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement, as amended, was last approved by the Directors of the Fund, including a majority of the Independent Directors, on December 2, 2003. The Advisory Agreement was last approved by Policyowners on December 16, 1996.

         ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is a directly-owned indirect by Western Reserve Life Assurance Co. of Ohio (78%) (Western Reserve) and AUSA Holding Company (22%) (AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

         The Investment Adviser's Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit B. No Officer or Director of the Fund (who is not a Director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser.

                         TERMS OF THE ADVISORY AGREEMENT

         Pursuant to the Advisory Agreement for the Portfolio, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Portfolio, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of the Fund and each portfolio thereof. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Portfolio at the rate of 0.85% up to $100 million of average daily net assets; and 0.80% over $100 million of average daily net assets.

         During the Portfolio's most recently completed fiscal year ended December 31, 2003, ATFA received an annual total of $________ for service as its investment adviser. The amount of investment management fees paid to ATFA had the new advisory fee arrangements been in place during the Portfolio's most recently completed fiscal year would have been $_________, a ____% decrease.

         ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, ATFA is obligated to keep certain books and records of the Fund. ATFA also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Investors Bank & Trust Company, the Fund's custodian, and AEGON/Transamerica Fund Services, Inc., the Fund's transfer and dividend disbursing agent. The management services of ATFA for the Fund are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

         In connection with its management of the business affairs of the Fund, ATFA bears: (a) all expenses incurred by ATFA or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by a portfolio, as described below; and (b) the fees payable to the sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

         Under the terms of the Advisory Agreement, the Portfolio is responsible for its respective share of the payment of the following expenses: (a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of the Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of the Portfolio and the preparation for offering its shares. The organization of the Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 (the "1933 Act"); (b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the Portfolio under the 1933 Act and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the 1933 Act); (c) investment advisory fees; (d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or ATFA; (e) compensation of the Fund's custodian, administrator, registrar and dividend disbursing agent; (f) legal, accounting and printing expenses; (g) other administrative, clerical, recordkeeping and bookkeeping expenses; (h) pricing costs, including the daily calculation of net asset value; (i) auditing; (j) insurance premiums, including Fidelity Bond Coverage, Error & Omissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder; (k) services for shareholders, including allocable telephone and personnel expenses; (l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; (m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto; (o) expenses of local representation in Maryland; (p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder; (q) expenses of shareholders' meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders; (r) expenses of preparing and filing reports with federal and state regulatory authorities; (s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the 1933 Act; (t) all costs involved in preparing and printing prospectuses of the Fund; (u) extraordinary expenses; and (v) all other expenses properly payable by the Fund or the Portfolio.

         The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days' written notice to the Fund.

         ATFA acts as investment adviser to the following investment companies, in addition to ATSF: Transamerica IDEX Mutual Funds and Transamerica Income Shares, Inc.

                     INFORMATION CONCERNING THE SUB-ADVISER

         J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is a registered investment adviser. J.P. Morgan and its affiliates had approximately $559 billion in assets under management as of December 31, 2003. Exhibit B sets forth certain information concerning the Principal Executive Officers and Directors of J.P. Morgan.

         J.P. Morgan provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company portfolio with an investment objective similar to that of the Portfolio advised or sub-advised by J.P. Morgan.

INVESTMENT STRATEGY

         The name of the Portfolio has been changed to J.P. Morgan Mid Cap Value as a result of the change in sub-adviser. The investment objective of the Portfolio is to seek growth from capital appreciation.

         J.P. Morgan seeks to achieve the Portfolio's objective by investing primarily (at least 80% of the Portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that J.P. Morgan believes to be undervalued.

         Under normal market conditions, the Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depository receipts.

         J.P. Morgan may use derivatives to hedge various market risks or to increase the Portfolio's income.

                       TERMS OF THE SUB-ADVISORY AGREEMENT

         The following summary of the Sub-Advisory Agreement is qualified in its entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit A to this Information Statement.

         Under the Sub-Advisory Agreement, J.P. Morgan is compensated by ATFA (and not the Portfolio) at an annual rate of 0.40% of the portfolio's average daily net assets. The Sub-Advisory Agreement provides that, subject to ATFA's and the Board's supervision, J.P. Morgan is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, J.P. Morgan will also provide ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.

         The Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Portfolio's management agreement with ATFA, and (3) the Sub-Advisory Agreement may be terminated at any time by J.P. Morgan or ATFA on 60 days' written notice to the other party to the Sub-Advisory Agreement.

         The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, J.P. Morgan will not be liable for any act or omission in connection with its activities as sub-adviser to the Portfolio.

                BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENT

         At an in-person meeting of the Board, at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered and approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Directors, including the Independent Directors, considered whether the approval of the Sub-Advisory Agreement was in the best interests of the Portfolio. At the meeting, the Directors reviewed materials furnished by ATFA and J.P. Morgan. ATFA explained to the Directors the research, review and selection process that it employed to identify J.P. Morgan as the best potential candidate as sub-adviser to the Portfolio, which included the review of J.P. Morgan's due diligence materials by ATFA. ATFA explained the reasons why it selected J.P. Morgan and why it recommended that the Directors approve J.P. Morgan as the Portfolio's new sub-adviser.

         In determining whether it was appropriate to approve the Sub-Advisory Agreement, the Board requested information, provided by ATFA and J.P. Morgan that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

         The Board considered a number of factors in approving J.P. Morgan including: 1) the proposed fees, determining that they were fair and reasonable in light of the services expected to be provided; 2) the anticipated costs of the services; 3) the estimated profitability of J.P. Morgan's relationship with the Fund; and 4) the proposed fees in comparison to the fees paid by similar funds. They noted that the proposed fees also reflect a reduction. The Board further reviewed the nature, quality and extent of the sub-advisory services expected to be provided by J.P. Morgan as portfolio manager, its reputation, expertise and resources, and the historical performance of accounts advised by it. They considered J.P. Morgan's representations regarding its staffing and capabilities to manage the Portfolio, including the retention of personnel with significant portfolio management experience, J.P. Morgan's entrepreneurial commitment to the management and success of the Portfolio, and the overall high quality of the personnel, operations, financial conditions, investment management capabilities, methodologies, and performance of J.P. Morgan and its affiliates.

         The Board determined that the terms of the Sub-Advisory Agreement were substantially similar to the predecessor agreement between ATFA and Dreyfus, and would not increase fund expenses. Under the prior sub-advisory agreement between ATFA and Dreyfus, the sub-advisory fee was payable at the rate of 0.45% of the first $100 million of the Portfolio's average daily net assets; and 0.40% of assets in excess of $100 million. Under the new Sub-Advisory Agreement between ATFA and J.P. Morgan, the Sub-Adviser shall receive a monthly investment management fee equal to 0.40% of the portfolio's average daily net assets.

         During the Portfolio's most recently completed fiscal year ended December 31, 2003, Dreyfus received $_______ for service as sub-adviser from ATFA for services rendered to the Portfolio. The aggregate amount of investment management fees paid by ATFA had the new Sub-Advisory Agreement been in place during the Portfolio's most recently completed fiscal year would have been $______, a _____% decrease.

         The Portfolio did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2003.

         Based upon its review of the information requested and provided, the Board concluded that the Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Sub-Advisory Agreement.

                             PRINCIPAL SHAREHOLDERS

         As of July 20, 2004, the Portfolio had _______ shares of beneficial interest, representing a cash value of $_________. The shareholders of the Portfolio are: ___________________________.

                              SHAREHOLDER PROPOSALS

         As a general matter, the Portfolio does not hold annual meetings of shareholders. Policyowners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. The respective insurance companies for any subsequent shareholders' meeting will vote in its discretion with respect to proposals submitted on an untimely basis.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. Any such request should be directed to the Fund by calling (800) 851-9777 or by writing ATSF at P.O. Box 5068, Clearwater, Florida 33758-5068.

                             ADDITIONAL INFORMATION

         The Fund's investment adviser, ATFA, and its transfer agent and administrator, AEGON/Transamerica Fund Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Fund's principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

                                   By Order of the Board of Directors,

                                   /s/ John K. Carter
                                   -----------------------------------
                                   John K. Carter, Esq., Secretary
                                   AEGON/Transamerica Series Fund, Inc.
                                   St. Petersburg, Florida

Exhibit A - Sub-Advisory Agreement
Exhibit B - Directors and Principal Officer of ATFA and J.P. Morgan Exhibit C - Similar Funds



                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                   AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                      J.P. MORGAN INVESTMENT MANAGEMENT INC

         SUB-ADVISORY AGREEMENT, made as of May 1, 2004, between
AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and J.P. Morgan Investment Management Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 1999, as amended ("Advisory Agreement") with the AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of JP Morgan Mid Cap Value (the "Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund, acting on behalf of the Board, by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish the Investment Adviser such investment information, advice and recommendations as the Investment Adviser may reasonably request regarding the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment decisions of the Sub-Adviser, and the investment considerations which have given rise to those decisions; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations including such insurance laws and regulations that the Adviser identifies for the Sub-Adviser as applicable.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and each of its shares and all amendments thereto ("Registration Statement");

                  (4)  The Fund's Prospectus (as defined above);

                  (5) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange; and

                  (6)  A copy of the Advisory Agreement, as amended.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof. If Sub-Adviser ceases to act as the Portfolio's Sub-Adviser, the Adviser agrees to remove Sub-Adviser's name from the name of the Portfolio as soon as possible.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Notwithstanding the foregoing, nothing shall require the Sub-Adviser to use a broker that provides research services or to use a particular broker recommended by the Investment Adviser.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate or, if appropriate, cross sales and purchase orders of the securities to be purchased or sold. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in accordance with its allocation policy. The Investment Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Portfolio. If any trades are crossed, the Sub-Adviser may charge the Portfolio for customary transfer fees incurred in such cross-trades, excluding brokerage commissions or other remuneration paid in connection with the transaction. A transaction fee charged by a broker or a custodial bank will be considered a customary transfer fee for purposes of this Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS AND COMPLIANCE.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time. Such reports generally are expected to be required on a quarterly basis, with the exception of the compliance questionnaire, which will be required monthly. Investment Adviser shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the Sub-Adviser after each quarter end to ensure that each Portfolio is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Investment Adviser shall apprise the Sub-Adviser promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the Sub-Adviser shall take prompt action so that the Portfolio complies with such Code diversification provisions, as directed by Investment Adviser. Investment Adviser also shall ensure that the Portfolio meets the distribution requirements of Code Sections 852(a) and 4982, and shall inform the Sub-Adviser of any potential non-compliance with these Sections. The Investment Adviser will file the appropriate forms with the Internal Revenue Service when setting up trading accounts for the Portfolio.

         8.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment decisions with respect to the Portfolio.

         10.      INDEMNIFICATION.

         The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolio or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         11.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         12.      REPRESENTATIONS OF INVESTMENT ADVISER.

         The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         13.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2006. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         14.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the Act from
Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         15.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

         16.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                   SCHEDULE A

                                     ANNUAL PERCENTAGE OF
FUND                                 AVERAGE DAILY NET ASSETS           TERMINATION DATE
------------------------------ -------------------------------------- ---------------------
   JP Morgan Mid Cap Value       0.40% of the portfolio's average        April 30, 2006
                                         daily net assets
------------------------------ -------------------------------------- ---------------------

                                    EXHIBIT B

            DIRECTORS AND PRINCIPAL OFFICER OF THE INVESTMENT ADVISER

         The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.


       NAME AND POSITION WITH THE INVESTMENT ADVISER                        PRINCIPAL OCCUPATION/POSITION
------------------------------------------------------------ -------------------------------------------------------------
Brian C. Scott, Director, President and Chief Executive      Director, President and Chief Executive Officer, ATSF,
Officer                                                      Transamerica IDEX Mutual Funds (TA IDEX), Transamerica
                                                             Income Shares, Inc. (TIS); President & Director,
                                                             Transamerica Index Funds, Inc. (TIF); Manager, Transamerica
                                                             Investment Management, LLC (TIM); President, Director &
                                                             Chief Executive Officer, ATFA, AEGON/Transamerica Investor
                                                             Services, Inc. (ATIS) & , AEGON/Transamerica Fund Services,
                                                             Inc. (ATFS); Chief Executive Officer, Transamerica
                                                             Investors, Inc. (TII); Director, President & CEO, Endeavor
                                                             Management Co. (2001-2002)

------------------------------------------------------------ -------------------------------------------------------------
Larry N. Norman, Director and Chairman                       President and Chairman, Transamerica Life Insurance
                                                             Company; Manager, TIM (March 2001 - present)
------------------------------------------------------------ -------------------------------------------------------------
John K. Carter, Director, Sr. Vice President, General        General Counsel, Senior Vice President and Secretary, ATSF,
Counsel, Compliance Officer and Secretary                    TA IDEX, TIF & TIS; Vice President and Senior Counsel,
                                                             Western Reserve Life Assurance Co. of Ohio; Director,
                                                             General Counsel, Sr. Vice President & Secretary, ATFA, ATIS
                                                             & ATFS; Vice President, AFSG Securities Corp.; Vice
                                                             President, Secretary & Anti-Money Laundering Officer, TII;
                                                             Vice President, TIM; Vice President & Counsel (1997-1999),
                                                             Salomon Smith Barney
------------------------------------------------------------ -------------------------------------------------------------


Mr. Scott also serves as a Director of the Fund; Mr. Carter serves as an officer of the Fund.

                 DIRECTORS AND PRINCIPAL OFFICER OF J.P. MORGAN

The business address of each of the following persons is 522 Fifth Avenue, New York, NY 10036.


         NAME                      POSITIONS/OFFICES HELD WITH SUB-ADVISER
------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------

------------------------ -------------------------------------------------------


No officer or Director of ATSF is an officer, employee, Director or shareholder of J.P. Morgan. No officer or Director of ATSF owns securities or has any other material direct or indirect interest in J.P. Morgan.

                                    EXHIBIT C

The following table sets forth certain information regarding registered investment companies with similar investment objectives to the Portfolio that are advised or sub-advised by J.P. Morgan.


 NAME OF PORTFOLIO WITH SIMILAR INVESTMENT            NET ASSETS AS OF               ANNUAL MANAGEMENT FEE RATE
                 OBJECTIVE                           DECEMBER 31, 2002
--------------------------------------------- --------------------------------- --------------------------------------

--------------------------------------------- --------------------------------- --------------------------------------

--------------------------------------------- --------------------------------- --------------------------------------

--------------------------------------------- --------------------------------- --------------------------------------